UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 16, 2011

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 N. E. Moore Court
Hillsboro, Oregon 97124-6421
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 16, 2011, Lattice Semiconductor Corporation ("Lattice") filed with the Securities and Exchange Commission a Current Report on Form 8-K (File No. 000-18032) stating that is had completed its previously announced acquisition of SiliconBlue Technologies Ltd. This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The audited consolidated financial statements of SiliconBlue Technologies Ltd. as of December 31, 2010 and for the year ended December 31, 2010 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of SiliconBlue Technologies Ltd. as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information as of January 1, 2011 and for the year then ended, and as of October 1, 2011 and for the nine months then ended are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Audited consolidated financial statements of SiliconBlue Technologies Ltd. as of December 31, 2010 and for the year ended December 31, 2010.
99.2	Unaudited condensed consolidated financial statements of SiliconBlue Technologies Ltd. as of September 30, 2011, and for the nine months ended September 30, 2011 and 2010.
99.3	Unaudited pro forma combined condensed financial information as of January 1, 2011 and for the year then ended, and as of October 1, 2011 and for the nine months then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
	By:	/s/ Joe Bedewi
Joe Bedewi
Date: February 23, 2012		Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Audited consolidated financial statements of SiliconBlue Technologies Ltd. as of December 31, 2010 and for the year ended December 31, 2010.
99.2	Unaudited condensed consolidated financial statements of SiliconBlue Technologies Ltd. as of September 30, 2011, and for the nine months ended September 30, 2011 and 2010.
99.3	Unaudited pro forma combined condensed financial information as of January 1, 2011 and for the year then ended, and as of October 1, 2011 and for the nine months then ended.